SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                 ------------------

                                      FORM 8-K

                                   CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) of the
                          SECURITIES EXCHANGE ACT OF 1934

                                 ------------------


                          Date of Report: February 4, 2004
                                          ----------------


                             NUWAVE TECHNOLOGIES, INC.
                             -------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE                     0-28606                 22-3387630
           --------                     -------                 ----------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


                          1416 MORRIS AVENUE, SUITE 207
                             UNION, NEW JERSEY 07083
                    (Address of principal executive offices)

                                   (908) 851-2470
                                   --------------
                           (Registrant's Executive Office
                                  Telephone Number)

ITEM 9.  REGULATION FD DISCLOSURE

      NuWave Technologies, Inc. has changed its principal office and telephone number to the following:

                           NuWave Technologies, Inc.
                         1416 Morris Avenue, Suite 207
                           Union, New Jersey 07083
                          (908) 851-2470 (telephone)

     All inquiries should be directed to NuWave at the new address and telephone number. NuWave will continue to maintain its old address in Fairfield, New Jersey as a laboratory.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 4, 2004                 NUWAVE TECHNOLOGIES INC.


                                         By: /s/ George Kanakis
                                             -----------------------------
                                         Name:  George Kanakis
                                         Its:   President